UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2015

BUILDERS FIRSTSOURCE, INC.

(Exact Name of Registrant as Specified in its Charter)

0-51357	Delaware	52-2084569
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 880-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Builders FirstSource, Inc. (the "Company") is filing this Current Report on Form 8-K to recast certain financial information contained in its Annual Report on Form 10-K for the year ended December 31, 2014 (the "2014 Form 10-K") due to changes in its reportable segments.

As a result of the Company's reorganization following the acquisition of ProBuild Holdings LLC, the Company now has four reportable segments based on an aggregation of the geographic regions in which it operates. The Company began to report under the new reporting segment structure with the filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

The information included in this Current Report on Form 8-K is presented for informational purposes only in connection with the reporting changes described above and does not amend or restate any of the Company's previously issued financial statements, which are included in its 2014 Form 10-K. In particular, there have been no changes to the Company's consolidated results of operations, balance sheets or statements of cash flows. This Current Report on Form 8-K does not modify or update the disclosures in the 2014 Form 10-K in any way, other than to illustrate the change in reporting segments. As such, this Current Report on Form 8-K should be read in conjunction with the 2014 Form 10-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the 2014 Form 10-K, including the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015 and the Company's Current Reports on Form 8-K filed November 19, 2015.

The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the change noted above, a new registration, proxy or information statement that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes. In the event that one of the above may occur, the Company is filing this Current Report on Form 8-K to recast our consolidated financial statements as of December 31, 2014, 2013 and 2012, as described above. The recast of Items contained in the Company's 2014 Form 10-K is presented in Exhibits 99.1, 99.4 and 99.5 to this Current Report on Form 8-K.

Also filed with this Current Report on Form 8-K are (i) the condensed combined financial statements (and notes thereto) of ProBuild Holdings, Inc., an affiliate of ProBuild Holdings LLC, as of June 30, 2015 and December 31, 2014 and for the three and six months ended June 30, 2015 and 2014 and (ii) the unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2014 and for the nine months ended September 30, 2015, giving effect to the acquisition of ProBuild Holdings LLC and the related acquisition financing transactions.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Revised Business Discussion

99.2	Condensed Combined Financial Statements of ProBuild Holdings, Inc. as of June 30, 2015 and December 31, 2014 and for the three and six months ended June 30, 2015 and 2014

99.3	Revised Management's Discussion and Analysis for ProBuild Holdings, Inc. for the years ended December 31, 2014, 2013 and 2012 and for the six months ended June 30, 2015 and 2014

99.4	Revised Consolidated Financial Statements of Builders FirstSource, Inc. for the years ended December 31, 2014, 2013 and 2012

99.5	Revised Management's Discussion and Analysis for Builders FirstSource, Inc. for the years ended December 31, 2014, 2013 and 2012

99.6

Unaudited Pro Forma Condensed Combined Financial Information (and notes thereto) of Builders FirstSource, Inc. giving effect to the acquisition of ProBuild Holdings LLC and the related acquisition financing transactions

99.7	Report of PricewaterhouseCoopers LLP

101

The following financial information from Builders FirstSource, Inc.’s Form 8-K filed on November 19, 2015, formatted in eXtensible Business Reporting Language (“XBRL”): Revised Consolidated Financial Statements for the years ended December 31, 2014, 2013 and 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.

Dated: November 19, 2015	By:	/s/ Donald F. McAleenan
	Name:	Donald F. McAleenan
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Revised Business Discussion

99.2	Condensed Combined Financial Statements of ProBuild Holdings, Inc. as of June 30, 2015 and December 31, 2014 and for the three and six months ended June 30, 2015 and 2014

99.3	Revised Management's Discussion and Analysis for ProBuild Holdings, Inc. for the years ended December 31, 2014, 2013 and 2012 and for the six months ended June 30, 2015 and 2014

99.4	Revised Consolidated Financial Statements of Builders FirstSource, Inc. for the years ended December 31, 2014, 2013 and 2012

99.5	Revised Management's Discussion and Analysis for Builders FirstSource, Inc. for the years ended December 31, 2014, 2013 and 2012

99.6

Unaudited Pro Forma Condensed Combined Financial Information (and notes thereto) of Builders FirstSource, Inc. giving effect to the acquisition of ProBuild Holdings LLC and the related acquisition financing transactions

99.7	Report of PricewaterhouseCoopers LLP

101

The following financial information from Builders FirstSource, Inc.’s Form 8-K filed on November 19, 2015, formatted in eXtensible Business Reporting Language (“XBRL”): Revised Consolidated Financial Statements for the years ended December 31, 2014, 2013 and 2012.